CWA Income Fund

(Cboe BZX Exchange, Inc.: CWAI)

(a series of StrongVest ETF Trust)

Supplement dated August 16, 2019

to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated April 30, 2019

The Board of Trustees of the StrongVest ETF Trust (the “Board”) authorized an orderly liquidation of the CWA Income ETF (“CWAI”), a series of the StrongVest ETF Trust. The Board determined that closing and liquidating CWAI was in the best interests of CWAI and its shareholders.

CWAI’s investment adviser informed the Board of its view that CWAI could not continue to conduct its business and operations in an economically efficient manner over the long term due to CWAI’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended CWAI’s closure and liquidation to the Board.

Shares of CWAI will stop trading on the Cboe BZX Exchange and will no longer be open to purchase by investors at the close of regular trading on the August 30, 2019 (the “Closing Date”). Shareholders may sell their holdings in CWAI prior to the Closing Date, and those transactions may be subject to customary brokerage charges. Between the Closing Date and September 12, 2019 (the “Liquidation Date”), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance there will be a market for CWAI during that time period. Between the Closing Date and the Liquidation Date, CWAI will be in the process of closing down and liquidating its portfolio. This process will result in CWAI increasing its cash holdings and, which may not be consistent with CWAI’s investment objective and strategy.

August 27, 2019, is expected to be the last date that Authorized Participants may create and redeem units in CWAI.

On or about the Liquidation Date, CWAI will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged their shares. Any remaining shareholders of CWAI as of the Closing Date will receive the net proceeds from the liquidation of the assets, less all liabilities and all expenses incurrent in connection with the dissolution of CWAI, on a pro-rata basis, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of CWAI shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, CWAI will terminate.

For more information about the liquidation and termination process, please contact StrongVest Global Advisors, LLC at 704-994-8296.

This Supplement, the Summary Prospectus, the Statutory Prospectus and the SAI provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling toll-free 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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